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                                                                      Nicor Inc.
                                                                       Form 10-K
                                                                    Exhibit 32.2

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nicor Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2004                 /s/ RICHARD L. HAWLEY
                                         ---------------------------------------
                                         Richard L. Hawley
                                         Executive Vice President and
                                         Chief Financial Officer